Exhibit 10.125
FIRST AMENDMENT TO THE
AMENDED AND RESTATED
ALLIED WASTE INDUSTRIES, INC.
1994 INCENTIVE STOCK PLAN
(Originally Adopted Effective May 1, 1996;
Most Recent Amendment and Restatement
Effective February 5, 2004;
This Amendment Effective January 1, 2008)
     THIS AMENDMENT, made and entered into on October 24, 2007, by Allied Waste Industries, Inc. (“Employer”).
R E C I T A L S:
     1. The Employer maintains the Amended and Restated Allied Waste Industries, Inc. 1994 Incentive Stock Plan, as most recently amended and restated on February 5, 2004 (“Plan”);
     2. The Employer has reserved the right to amend the Plan in whole or in part; and
     3. The Employer intends to amend the Plan.
     THEREFORE, the Employer hereby adopts this Amendment as follows:
     1. Section 22 of the Plan is hereby eliminated in its entirety.
     2. The Effective Date of this Amendment shall be January 1, 2008.
     3. Except as amended, all of the terms and conditions of the Plan shall remain in full force and effect.

ALLIED WASTE INDUSTRIES, INC.

By

Title

“Employer”